                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report:  December 13, 1999



                            McCLAIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


               Michigan            0-7770              38-1867649
               --------            ------              ----------
               (State or other     (Commission          (I.R.S. Employer
               Jurisdiction        File Number)        Identification No.)
               of incorporation)




               6200 Elmridge Road
               Sterling Heights, Michigan               48313
               --------------------------               -----
               (Address of principal                    (Zip Code)
               Executive offices)


Registrant's telephone number, including area code (810) 264-3611

Total pages:   3
            -------
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Item 5.       Other Events
              ------------


              See the press release announcing operating results for the year ended September 30, 1999, attached hereto as Exhibit A.








                                   SIGNATURE
                                   ---------


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 McCLAIN INDUSTRIES, INC.
                                                 (Registrant)


Date:  December 13, 1999                         By:   Mark Mikelait
       -----------------                               -------------------------
                                                       Mark Mikelait
                                                       Treasurer
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                                       Exhibit Index
                                      --------------




Exhibit No.                               Description
-----------                               ------------
   99.A                                   McClain News Release December 13, 1999